GREENWICH STREET SERIES FUND
on behalf of
Appreciation Portfolio
Diversified Strategic Income Portfolio
(the "Portfolios)

Supplement dated February 25, 1998 to
Prospectus dated April 30, 1997

	The following information supplements, and to the extent inconsistent therewith supersedes, the information set forth in the Prospectus under "Management of the Fund."

For the services provided by MMC, the Portfolios pay MMC an annual management fee and an annual administration fee calculated at a rate equal to the following percentage of its average daily net assets, paid monthly:


Management Fee
Administration
Fee

Appreciation Portfolio
0.55%
0.20%

Diversified Strategic Income
Portfolio
0.45%
0.20%















FD 01416